UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of report:  June 24, 2010

Date of earliest event reported:  June 23, 2010

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CAMAC ENERGY INC.
(Exact name of registrant as specified in its charter)

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Delaware
(State or other jurisdiction of incorporation)

001-34525	30-0349798
(Commission File Number)	(IRS Employer Identification Number)

250 East Hartsdale Ave., Hartsdale, New York 10530
(Address of principal executive offices)

(914) 472-6070
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On June 23, 2010, CAMAC Energy Inc. (the “Company”) made a presentation to a group of representatives from various financial institutions at a meeting in San Francisco, California held at 1:30 p.m. Pacific time (4:30 p.m. Eastern time).   In the presentation the Company disclosed:

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The Company expects that its Q2 2010 financial results will substantiate the acquisition of the interest in the Oyo Field asset acquired by the Company in April 2010, and will signal a transition of the Company from a development stage company to a company with significant producing assets and business operations that management expects to be profitable in Q2 2010 and going forward;

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The Company plans to proceed before the end of the year with the drilling of at least one, and possibly two, additional production wells in the Oyo Field, which have the potential to significantly increase current production capacity from the Oyo Field.  Drilling of these additional production wells is subject to certain conditions, including, but not limited to, approval and cooperation from the Company’s partners in the Oyo Field, regulatory approval, and the availability of funding.  Further, in addition to the current production of oil from the Oyo Field, the Company is also producing a significant quantity of natural gas from the Oyo Field which on an equivalent basis is equal to nearly 10,000 barrels of oil per day.  With such significant gas production, the Company is organizing a Gas Commercialization Group to explore avenues for the commercialization of this significant production of gas; and

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The Company is actively investigating additional accretive and advantageous business acquisitions, and is currently in advanced discussions with certain third parties with respect to two potential acquisitions of petroleum interests in West Africa that have both ongoing production and significant exploration and development prospects that could significantly increase the Company’s production capacity and reserves in 2011.  There is no certainty that these potential acquisitions will be successfully negotiated and consummated on terms and conditions acceptable to the Company.

The information contained in this current report on form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  The information set forth in this form 8-K shall not be deemed an admission as to the materiality of any information in this report on form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 24, 2010

CAMAC Energy Inc.
By:	/s/ Frank C. Ingriselli
Frank C. Ingriselli
Chief Executive Officer